T. Rowe Price Emerging Europe Fund

Supplement to Prospectus and Summary Prospectus dated March 1, 2022, as supplemented

Effective Friday, February 17, 2023, the T. Rowe Price Emerging Europe Fund will close to all purchases. Accordingly, the summary prospectus and prospectus are updated as follows:

In the summary prospectus and section 1 of the prospectus, the disclosure under “Purchase and Sale of Fund Shares” is supplemented as follows:

Effective at the close of the New York Stock Exchange on Friday, February 17, 2023, the fund will close to all purchases from new and existing shareholders.

Section 2 of the prospectus is supplemented as follows:

CLOSED TO NEW PURCHASES

Currently, the fund is generally closed to new investors and new accounts, subject to certain exceptions. Effective at the close of the New York Stock Exchange on Friday, February 17, 2023, the fund will close to all purchases from new and existing shareholders. After February 17, 2023, even investors who already hold shares of the fund either directly with T. Rowe Price or through a retirement plan or financial intermediary may no longer purchase additional shares.

Shareholders with existing accounts may reinvest dividends and capital gains so long as they own shares of the fund in their account. In addition, the fund reserves the right, when in the judgment of T. Rowe Price it is not adverse to the fund’s interests, to permit certain types of purchases. The fund’s closure to additional purchases does not restrict existing shareholders from redeeming shares of the fund.

The date of this supplement is February 2, 2023.

F131-043 2/2/23